EXHIBIT 99.1

Final 2021 Director Election Report

December 6, 2021

Dear Stockholder:

Previously, on August 24, 2021, the Federal Home Loan Bank of New York (“FHLBNY”) announced that Mr. Gerald L. Reeves, President, CEO & Director of Sturdy Savings Bank, West Cape May, New Jersey, was deemed elected by the FHLBNY to serve as a Member Director representing New Jersey members on the Board of Directors (“Board”) of the Bank for a four-year term commencing on January 1, 2022 and ending on December 31, 2025. Mr. Reeves was the only candidate nominated for the seat; he accepted his nomination, and, in accordance with applicable regulations, was deemed elected. Current New Jersey Member Director Mr. Gerald H. Lipkin, of Valley National Bank, Wayne, New Jersey, whose current term ends at the end of 2021, chose to not run again for another term.

The Bank also announced on August 24, 2021 that Mr. Carlos J. Vázquez, Senior Executive Vice President & Director of Banco Popular de Puerto Rico, San Juan, Puerto Rico, was deemed re-elected by the FHLBNY to serve as a Member Director representing Puerto Rico and U.S. Virgin Islands members on the Board of the Bank for a four-year term commencing on January 1, 2022 and ending on December 31, 2025. Mr. Vázquez was the only candidate nominated for the seat; he accepted his nomination, and, in accordance with applicable regulations, was deemed elected. Mr. Vázquez currently serves on the FHLBNY’s Board; his term expires on December 31, 2021.

We are now pleased to announce as follows:

1.

Mr. Thomas R. Cangemi, Chairman, President, and Chief Executive Officer, New York Community Bank, Hicksville, NY, was elected by the FHLBNY’s eligible New York members on November 30, 2021 to serve on the FHLBNY’s Board as a Member Director representing New York for a four-year term of office commencing on January 1, 2022 and ending on December 31, 2025.

A total of 226 FHLBNY members in New York were eligible to vote in this election. Of this number, 72 members voted, representing 31.86% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New York Member Directorship was 8,762,960. Mr. Cangemi received 1,981,065 votes.

In addition, Ms. Michele Dean, President and Chief Executive Officer of Suffolk Federal Credit Union, Medford, NY and Ms. Shawn Wolbert, President and Chief Executive Officer of GHS Federal Credit Union, Binghamton, NY were on the ballot; they received 512,767 and 274,118 votes, respectively.

2.

Eligible members throughout the FHLBNY’s membership district (New York, New Jersey, and Puerto Rico & the U.S. Virgin Islands) on November 30, 2021 re-elected Mr. Larry E. Thompson and elected Ms. Josie J. Thomas to serve as Independent Directors on the FHLBNY’s Board for four year terms of office each commencing on January 1, 2022 and ending on December 31, 2025. Mr. Thompson currently serves on the FHLBNY’s Board; his term expires on December 31, 2021.

A total of 330 FHLBNY members were eligible to vote in the Independent Director election. Of this number, 100 members voted, representing 30.30% of total eligible voting participants. The total number of eligible votes that could be cast for each of the two open Independent Directorships was 11,507,474. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes (i.e., 2,301,495 votes), and this threshold was passed by both candidates:

•	Mr. Thompson received 4,253,512 votes, representing 36.96% of the total number of eligible votes.

•	Ms. Thomas received 3,819,169 votes, representing 33.19% of the total number of eligible votes.

Biographical information provided by all of the Directors elected in 2021 to serve on the Board with terms commencing on January 1, 2022 is included below for your information.

Thank you for participating in this year’s director election process, which was our third electronic election. Your contribution helps ensure sound and diverse representation on our Board of Directors for the mutual benefit of the FHLBNY and all the stockholders the FHLBNY serves.

Sincerely,

/s/

José R. González

President and Chief Executive Officer

BIOGRAPHICAL INFORMATION REGARDING

FEDERAL HOME LOAN BANK OF NEW YORK

DIRECTORS WITH TERMS COMMENCING ON

JANUARY 1, 2022

Mr. Cangemi serves as Chairman, President, and Chief Executive Officer of New York Community Bancorp, Inc. (“NYCB”) and FHLBNY member New York Community Bank. He was appointed President and CEO as well as Director of NYCB and New York Community Bank effective December 31, 2020, and was named Chairman of NYCB and New York Community Bank effective March 26, 2021. Prior to this, Mr. Cangemi served as Senior Executive Vice President and Chief Financial Officer of NYCB and New York Community Bank since April 5, 2005. He joined NYCB and New York Community Bank on July 31, 2001 as Executive Vice President and Director of the Capital Markets Group, and was named Senior Executive Vice President of NYCB and New York Community Bank on October 31, 2003. Prior to joining NYCB and New York Community Bank, Mr. Cangemi was Executive Vice President, Chief Financial Officer, and Treasurer of both Richmond County Financial Corp. and Richmond County Savings Bank. Before joining Richmond County in 1997, Mr. Cangemi served as Senior Vice President, Chief Financial Officer, and Corporate Secretary of Continental Bank, a commercial bank based in Garden City, New York and, previously, as Director of Corporate SEC Reporting for an electronics corporation in Boca Raton, Florida. From 1993 to 1996, Mr. Cangemi was Vice President and Chief Financial Officer of Sunrise Bancorp, a publicly traded thrift headquartered on Long Island. Previously, Mr. Cangemi was a member of the SEC Professional Practice Group of KPMG Peat Marwick serving financial institutions. Mr. Cangemi serves as Treasurer and a member of the Board of Directors of the Richmond County Savings Foundation and a member of the Board of Directors of the New York Community Bank Foundation. In addition, Mr. Cangemi is a member of the Board of Trustees of The Whaling Museum & Education Center of Cold Spring Harbor. Previously, Mr. Cangemi was a member of the Board of Directors of Peter B. Cannell & Co., Inc., a New York City-based investment management firm, a Board member and a member of the Development Committee of the Long Island Children’s Museum, on the Board of Directors of Friends of the Arts, a member of the Council of Overseers of the Tilles Center for the Performing Arts; and a member of the Board of Trustees of the East Woods School. Mr. Cangemi is a former recipient of the Crain’s New York Business “40 Under 40” list of the top executives under the age of 40. Mr. Cangemi holds a B.B.A. from the School of Professional Accountancy at Dowling College, and is a certified public accountant and a member of the AICPA.

Mr. Reeves was appointed President and Chief Executive Officer of FHLBNY member Sturdy Savings Bank on January 7, 2008. Prior to his appointment, he held various positions at the bank including Chief Operating Officer, Executive Vice President, Senior Loan Officer, Director of Commercial Lending, and Senior Vice President. Mr. Reeves joined the Board of Directors of Sturdy Savings Bank on January 7, 2008. He has worked in the banking industry in South Jersey for almost 40 years. His position prior to joining Sturdy Savings Bank was as a Regional Vice President of Commercial Lending for Chemical Bank New Jersey. He has served the NJ Bankers organization and its predecessor, the New Jersey Savings League, in many capacities, including Committee Chairperson, Member of the Board of Directors, Member of the Executive Committee, as well as by serving two-one year terms as the Chairman of the Board. Mr. Reeves served one term as a member of the CDIAC Committee of the Federal Reserve Bank of Philadelphia. His community service includes 27 years on the West Cape May Board of Education, 39 years as a member of the Kiwanis Club of Cape May, 10 years as a member of the Cape Regional Hospital Foundation Board, and 25 years as a member of the Cape May County Fishing Loan Council. He is a graduate of the University of Delaware, with a Bachelor’s of Science Degree in Financial Management and earned an MBA from Monmouth University.

Ms. Thomas was Executive Vice President, Chief Diversity and Inclusion Officer at CBS Corporation (later CBS) beginning in 2014 through February 2020 and served on CBS’s senior leadership team for more than 20 years. She was also an advisor to senior management at ViacomCBS Inc. prior to her retirement in August 2020. As the architect of CBS’s enterprise diversity function, Ms. Thomas identified new markets to expand brand outreach, loyalty and viewership with new revenue opportunities. She also developed innovative programs, from the CBS Diversity Institute to internal and external outreach, as well as a cost-effective supplier diversity initiative and engagement with CBS’s Government Affairs office. Ms. Thomas managed budgets across functions and worked closely with business units with a focus on efficiencies across the enterprise. As a member of the CBS Executive Sustainability Council, Ms. Thomas reviewed business unit operations to formalize processes, data collection and analytics for ESG opportunities. Previously, Ms. Thomas served as head of Business Affairs for CBS News where, as an attorney, she was the principal negotiator of content expansion and talent contracts. Ms. Thomas also transformed the CBS News archives into a profit center. Ms. Thomas is a graduate of Harvard University with honors and received a J.D. degree from the University of California, Berkeley, School of Law. Ms. Thomas has been a member of the New York State Bar since 1984 and began her legal career specializing in litigation and intellectual property law before joining CBS as Broadcast Counsel in 1986. Her leadership at nonprofit organizations is wide ranging and included positions as Treasurer and National Board Executive Committee member of the Alliance for Women in Media, with audit, risk assessment and governance responsibilities, where she currently serves on its Foundation board. She was Chair of the Grants, Education and Policy Committee of Komen NYC Race for the Cure and Chair of the NAACP Spingarn Award committee in 2010 and again in 2018. She was also Board Chair of the Institute for Advanced Journalism Studies at North Carolina A&T, and is currently on the Board of Visitors of Howard University’s School of Communications (since 2005). Ms. Thomas has received numerous awards and honors including the Congressionally recognized Ellis Island Medal of Honor, a 20th Anniversary Multichannel News “Wonder Woman” Award, and recognized by the Financial Times in its 2021 Agenda Diversity 100 as well as multiple recognitions by Black Enterprise magazine. She was also inducted into the Disability Mentoring Hall of Fame.

Mr. Thompson was Vice Chairman of The Depository Trust & Clearing Corporation (DTCC) through the end of 2018, and previously served as the Chief Legal Officer/General Counsel of the firm since 2005. He has more than 30 years of experience as a senior executive in corporate law, risk management and regulatory affairs. In his role as DTCC Vice Chairman, Mr. Thompson served as a senior advisor to DTCC and was responsible for all legal and regulatory activities of the company and its subsidiaries. He regularly interfaced with government and regulatory agencies on issues impacting the company. Mr. Thompson was Chairman of the Board of DTCC Deriv/SERV LLC and former Chairman of the DTCC Operating Committee. He was a member of the DTCC Management Committee, which is comprised of the company’s executive leadership. In addition, Mr. Thompson was a member of the DTCC Management Risk Committee, where he helped oversee and assess a broad range of issues related to market, capital and operational risks facing the corporation. Mr. Thompson previously served as Chair of a DTCC Board subcommittee charged with reviewing the potential risk impacts of high frequency trading and algorithmic trading as a result of the Knight Capital market event of 2012. Mr. Thompson is the former Co-Chair of the DTCC Internal Risk Management Committee and former Chairman of The Depository Trust Company (DTC) Internal Risk Management Committee. Mr. Thompson began his legal career with DTC as Associate Counsel in 1981 and was elected Vice President and Deputy General Counsel in 1991, Senior Vice President in 1993, General Counsel of DTC in 1999 and Managing Director and First Deputy General Counsel of DTCC in 2004. Previously, he was a partner in the New York law firm of Lake, Bogan, Lenoir, Jones & Thompson. Mr. Thompson began his legal career at Davis Polk & Wardwell. Mr. Thompson previously served on the Board of Directors of New York Portfolio Clearing (NYPC), a former joint venture derivatives clearinghouse owned by NYSE Euronext and DTCC. He is currently the chairman of the Board of Directors of both LedgerX LLC, a digital currency futures and options exchange and clearinghouse, and its parent, Ledger Holdings Inc. He also serves on the Board of Professional Advisors of the firm Risk Toolbox, Inc. In addition, he also served as former Chairman of the Securities Clearing Group and former Co-Chairman of the Unified Clearing Group. His memberships include the New York State Bar Association; the New York County Lawyers’ Association; Association of the Bar of the City of New York; Business Executives for National Security; and the Global Association of Risk Professionals. He is a former director of the Legal Aid Society of New York and a former director of The Studio Museum of Harlem.

Mr. Vázquez was named in 2013 as Chief Financial Officer of Popular Inc. (Popular), a financial holding company composed of two principal subsidiaries: Puerto Rico’s largest bank, FHLBNY member Banco Popular de Puerto Rico (BPPR), and a US-mainland operation, Popular Bank (PB). Popular Inc. is a NASDAQ listed and SEC registered company (ticker: BPOP), presently the 40st largest financial holding company in the United States with assets over $72 billion, principally supervised by the Federal Reserve Bank of NY. From 2010 to 2014, Mr. Vázquez served as President of PB. Mr. Vázquez joined Popular, Inc. as Executive Vice President in March 1997 to establish and head Popular’s Risk Management Group, which included the Credit Risk Management, Audit, Corporate Compliance, Operational Risk Management, and the Risk Management MIS Divisions. From 2004 through 2010 he headed Popular’s Consumer Lending Group for Puerto Rico, responsible for: personal loans, credit cards, overdraft lines-of-credit, the mortgage origination and servicing business via Popular Mortgage; as well as the auto, marine and equipment financing business via Popular Auto. Before joining Popular, Mr. Vázquez spent fifteen years in a variety of corporate finance, capital markets and banking positions with JP Morgan & Co. Inc. In the two years prior to his joining Popular, Inc., he was Senior Banker and Region Manager for JP Morgan’s business in Colombia, Venezuela, Central America and the Caribbean. Mr. Vázquez serves as Senior Executive Vice President of BPPR. He is also an Executive Vice President of Popular; a member of Popular’s Senior Management Council; and heads Popular’s Asset & Liability Management Committee. He also serves as a member of the Credit Strategy Committee. In addition, he is a member of the Board of Directors of PB, Popular Securities Inc., Popular Auto and Vice Chairman of the Banco Popular Foundation. He also serves on the national Advisory Board of Directors of Operation Hope, a national non-for-profit focusing on financial literacy. Finally, he is a member of the Advisory Committee to the Dean of the School of Engineering at his alma matter, the Rensselaer Polytechnic Institute. Previously, Mr. Vázquez served as a member of the board of directors for the Puerto Rico Community Foundation, the largest community foundation in the Caribbean; where he headed the Audit and Investment Committees. He was a director of Teatro de la Opera, a non-for-profit entity dedicated to the promotion of opera. He also contributed to various educational institutions in Puerto Rico, serving as a member of the board of trustees of the Saint John’s School and a member of the Development Committee for Colegio San Ignacio de Loyola. Mr. Vázquez holds a Bachelor of Science in Civil Engineering, with an economics minor, from the Rensselaer Polytechnic Institute, Troy, New York; from which he graduated on the Dean’s List and as a member and officer of Chi Epsilon, the National Civil Engineering Honor Society. He also holds a Masters in Business Administration from Harvard University’s Graduate School of Business, Boston, Massachusetts.